UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2014

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Please see the disclosure set forth under Item 5.03 of this Form 8-K, which is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 5.03 of this Form 8-K, which is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split

Effective January 31, 2014 (the “Effective Date”), Red Mountain Resources, Inc., a Florida corporation (“RMR FL”), effected a reverse stock split of RMR FL’s common stock, par value $0.00001 per share (“RMR FL Common Stock”), at an exchange ratio of 1-for-10 (the “Reverse Stock Split”), together with a proportional reduction in the number of authorized shares of RMR FL Common Stock from 500.0 million shares to 50.0 million shares, by filing Articles of Amendment to its Articles of Incorporation, which were filed on January 29, 2014 and are attached hereto as Exhibit 3.1 and incorporated herein by reference. The par value of RMR FL Common Stock did not change as a result of the Reverse Stock Split. As of the Effective Date, every ten (10) shares of RMR FL Common Stock were combined into one (1) share of RMR FL Common Stock, reducing the number of outstanding shares of RMR FL Common Stock from approximately 134.0 million to approximately 13.4 million. In addition, a proportionate adjustment was made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding warrants to purchase shares of RMR FL Common Stock. RMR TX entered into Amendment No. 1 (the “Amendment”) to Warrant Agreement with Broadridge Corporate Issuer Solutions, Inc. to amend that certain Warrant Agreement, dated as of July 24, 2013, to set forth such adjusted pricing and other terms set forth therein in accordance with the terms of the Warrant Agreement. The Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to a fractional share of RMR FL Common Stock will receive a cash payment, without interest, in lieu of fractional shares of RMR FL Common Stock, in an amount equal to their pro rata share of the net proceeds attributable to the sale of such fractional interest following the aggregation and sale by RMR FL’s transfer agent at prevailing market prices of all fractional shares otherwise issuable.

Reincorporation

On the Effective Date, RMR FL changed its state of incorporation from the State of Florida to the State of Texas by merging (the “Reincorporation”) with and into its wholly-owned subsidiary, Red Mountain Resources, Inc., a Texas corporation (“RMR TX”), pursuant to the terms of an Agreement and Plan of Merger, dated January 29, 2014, between RMR FL and RMR TX (the “Merger Agreement”), which is attached hereto as Exhibit 2.1 and incorporated herein by reference. Holders of at least a majority of RMR FL’s shares entitled to vote on the Reincorporation at the Annual Meeting of Shareholders (the “Annual Meeting”) held on December 20, 2013 approved the Reincorporation. As a result, as of the Effective Date:

(i) RMR FL ceased to exist;

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(ii) shareholders of RMR FL automatically became shareholders of RMR TX, without any action by such shareholders, and began to be governed by (a) the Texas Business Organizations Code (as amended, the “TBOC”), (b) RMR TX’s Certificate of Formation, which is attached hereto as Exhibit 3.2 and incorporated herein by reference (the “Texas Charter”), and (c) RMR TX’s Bylaws, which are attached hereto as Exhibit 3.3 and incorporated herein by reference (the “Texas Bylaws”);

(iii) the name, business, management, fiscal year, accounting, location of the principal executive offices, assets and liabilities of RMR FL became the name, business, management, fiscal year, accounting, location of the principal executive offices, assets and liabilities of RMR TX; and

(iv) the directors and officers of RMR FL prior to the Reincorporation continued as the directors and officers of RMR TX after the Reincorporation for an identical term of office.

On the Effective Date, RMR TX Common Stock commenced trading on a split-adjusted basis under a new OTC Bulletin Board trading symbol, “RDMPD.” The new trading symbol was assigned by the Financial Industry Regulatory Authority in connection with the approval of the Reincorporation and Reverse Stock Split. RMR TX’s trading symbol will be “RDMPD” for 20 business days from the Effective Date, after which it will revert to “RDMP.” RMR TX Common Stock, on a split-adjusted basis, has a new CUSIP number of 75678V 302.

As a result of the Reincorporation, RMR TX became the successor corporation to RMR FL under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will succeed to RMR FL’s reporting obligations thereunder. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the common stock, preferred stock and warrants of RMR TX are deemed to be registered under Section 12(g) of the Exchange Act.

The foregoing descriptions of the Merger Agreement, RMR TX Common Stock, the Texas Charter, the Texas Bylaws and the Amendment are qualified in their entirety by the full text of the Merger Agreement, the Texas Charter, the Texas Bylaws and the Amendment. The form of RMR TX Common Stock Certificate, form of RMR TX 10.0% Series A Cumulative Redeemable Preferred Stock Certificate and form of RMR TX Warrant Certificate are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively.

On January 31, 2014, RMR TX issued a press release announcing the effectiveness of the Reverse Stock Split and the Reincorporation, which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated January 29, 2014, by and between Red Mountain Resources, Inc., a Florida corporation, and Red Mountain Resources, Inc., a Texas corporation.
3.1	Articles of Amendment to the Articles of Incorporation of Red Mountain Resources, Inc., a Florida corporation.
3.2	Certificate of Formation of Red Mountain Resources, Inc., a Texas corporation.
3.3	Bylaws of Red Mountain Resources, Inc., a Texas corporation.
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4.2	Form of 10.0% Series A Cumulative Redeemable Preferred Stock Certificate of Red Mountain Resources, Inc., a Texas corporation.
4.3	Form of Warrant Certificate of Red Mountain Resources, Inc., a Texas corporation (included in Exhibit 10.1).
10.1	Amendment No. 1 to Warrant Agreement, effective as of January 31, 2014, between Broadridge Corporate Issuer Solutions, Inc. and Red Mountain Resources, Inc.
99.1	Press Release, dated January 31, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 4, 2014

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated January 29, 2014, by and between Red Mountain Resources, Inc., a Florida corporation, and Red Mountain Resources, Inc., a Texas corporation.
3.1	Articles of Amendment to the Articles of Incorporation of Red Mountain Resources, Inc., a Florida corporation.
3.2	Certificate of Formation of Red Mountain Resources, Inc., a Texas corporation.
3.3	Bylaws of Red Mountain Resources, Inc., a Texas corporation.
4.1	Form of Common Stock Certificate of Red Mountain Resources, Inc., a Texas corporation.
4.2	Form of 10.0% Series A Cumulative Redeemable Preferred Stock Certificate of Red Mountain Resources, Inc., a Texas corporation.
4.3	Form of Warrant Certificate of Red Mountain Resources, Inc., a Texas corporation (included in Exhibit 10.1).
10.1	Amendment No. 1 to Warrant Agreement, effective as of January 31, 2014, between Broadridge Corporate Issuer Solutions, Inc. and Red Mountain Resources, Inc.
99.1	Press Release, dated January 31, 2014.

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